                                                                   EXHIBIT 10.79


NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES

                             STOCK PURCHASE WARRANT

                To Purchase __________ Shares of Common Stock of

                                 VIRAGEN, INC.

            THIS CERTIFIES that, for value received, _____________ (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after February __, 2003 (the "Initial Exercise Date") and on or prior to the close of business on the third anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Viragen, Inc., a corporation incorporated in the State of Delaware (the "Company"), up to ____________ shares (the "Warrant Shares") of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $_____, subject to adjustment hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT (THE "PURCHASE AGREEMENT"), DATED NOVEMBER 8, 2002, BETWEEN THE COMPANY AND THE INVESTORS SIGNATORY THERETO.


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            1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

            2. Authorization of Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

            3. Exercise of Warrant.

                  (a) Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank [OR BY MEANS OF A CASHLESS EXERCISE], the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to
      Section 5 prior to the issuance of such shares, have been paid. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the third Trading Day after the date of exercise, then the Holder will have the right to rescind such exercise. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise by the fifth Trading Day after the date of exercise, and if after such fifth Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection


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      with the exercise at issue times (B) the closing bid price of the Common
      Stock at the time of the obligation giving rise to such purchase obligation, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with a market price on the date of exercise totaled $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

                  (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                  (c) Notwithstanding anything herein to the contrary, in no event shall the Holder be permitted to exercise this Warrant for Warrant Shares to the extent that (i) the number of shares of Common Stock owned by such Holder (other than Warrant Shares issuable upon exercise of this Warrant) plus (ii) the number of Warrant Shares issuable upon exercise of this Warrant, would be equal to or exceed 4.9999% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon exercise of this Warrant held by such Holder after application of this Section 3(c). As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 3(c) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant into Warrant Shares at such time as such exercise will not violate the provisions of this Section 3(c). The provisions of this Section 3(c) may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 3(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). No exercise of this Warrant in violation of this Section 3(c) but otherwise in


                                       3
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      accordance with this Warrant shall affect the status of the Warrant Shares as validly issued, fully-paid and nonassessable.

                  [(d) IF AFTER ONE YEAR IF THERE IS NO EFFECTIVE REGISTRATION STATEMENT REGISTERING THE WARRANT SHARES, THIS WARRANT MAY ALSO BE EXERCISED BY MEANS OF A "CASHLESS EXERCISE" IN WHICH THE HOLDER SHALL BE ENTITLED TO RECEIVE A CERTIFICATE FOR THE NUMBER OF WARRANT SHARES EQUAL TO THE QUOTIENT OBTAINED BY DIVIDING [(A-B) (X)] BY (A), WHERE:

            (A) = THE AVERAGE OF THE HIGH AND LOW TRADING PRICES PER SHARE OF
                  COMMON STOCK ON THE TRADING DAY PRECEDING THE DATE OF SUCH ELECTION;

            (B) = THE EXERCISE PRICE OF THE WARRANTS; AND

            (X) = THE NUMBER OF WARRANT SHARES ISSUABLE UPON EXERCISE OF THE
                  WARRANTS IN ACCORDANCE WITH THE TERMS OF THIS WARRANT.] [INCENTIVE WARRANTS ONLY]

                  [TO BE INCLUDED ONLY IN WARRANTS ISSUED PURSUANT TO SECTIONS 2.2(A)II(D-E) OF THE PURCHASE AGREEMENT][(E) WITHIN 2 DAYS AFTER THE END OF ANY PERIOD OF 10 CONSECUTIVE TRADING DAYS THAT THE CLOSING BID PRICE HAS EXCEEDED $_____, THE COMPANY SHALL HAVE THE RIGHT, UPON 15 DAYS ADVANCE WRITTEN NOTICE TO THE HOLDER, TO CAUSE THE HOLDER TO EXERCISE THE UNEXERCISED PORTION OF THIS WARRANT. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE COMPANY MAY ONLY EXERCISE ITS RIGHTS HEREUNDER IF EACH OF THE FOLLOWING SHALL BE TRUE: (I) THE COMPANY SHALL HAVE DULY HONORED ALL NOTICES OF EXERCISE TO OCCUR OR OCCURRING PRIOR TO THE DATE OF THE REDEMPTION, (II) THERE IS AN EFFECTIVE UNDERLYING SHARES REGISTRATION STATEMENT PURSUANT TO WHICH THE HOLDER IS PERMITTED TO UTILIZE THE PROSPECTUS THEREUNDER TO RESELL ALL OF THE WARRANT SHARES ISSUED TO THE HOLDER AND ALL OF THE WARRANT SHARES AS ARE ISSUABLE TO THE HOLDER UPON EXERCISE IN FULL OF THIS WARRANT (AND THE COMPANY BELIEVES, IN GOOD FAITH, THAT SUCH EFFECTIVENESS WILL CONTINUE UNINTERRUPTED FOR THE FORESEEABLE FUTURE), (III) THE COMMON STOCK IS LISTED FOR TRADING ON A PRINCIPAL MARKET (AND THE COMPANY BELIEVES, IN GOOD FAITH, THAT TRADING OF THE COMMON STOCK ON A PRINCIPAL MARKET WILL CONTINUE UNINTERRUPTED FOR THE FORESEEABLE FUTURE), (IV) ALL LIQUIDATED DAMAGES AND OTHER AMOUNTS OWING IN RESPECT OF THE WARRANT AND WARRANT SHARES SHALL HAVE BEEN PAID OR WILL, CONCURRENTLY WITH THE ISSUANCE OF THE WARRANT SHARES, BE PAID IN CASH; (V) THERE IS A SUFFICIENT NUMBER OF AUTHORIZED BUT UNISSUED AND OTHERWISE UNRESERVED SHARES OF COMMON STOCK FOR THE ISSUANCE OF ALL THE WARRANT SHARES AS ARE ISSUABLE TO THE HOLDER UPON EXERCISE IN FULL OF THIS WARRANT; AND (VI) NO PUBLIC ANNOUNCEMENT OF A PENDING OR PROPOSED EVENT SUBJECT SECTION 12 HAS OCCURRED THAT HAS NOT BEEN CONSUMMATED. FURTHERMORE, SUBJECT TO THE TERMS AND CONDITIONS HEREIN, THE HOLDER SHALL HAVE THE RIGHT TO EXERCISE THIS WARRANT AT ANYTIME PRIOR TO THE DATE SUCH FORCED EXERCISE NOTICE IS DELIVERED OR SUCH FORCED EXERCISE OCCURS.]

                  [TO BE INCLUDED ONLY IN WARRANTS ISSUED PURSUANT TO SECTIONS 2.2(A)(II)(D-E) OF THE PURCHASE AGREEMENT][(E) SUBJECT


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      TO SUBSECTION (F) BELOW, WITHIN 2 DAYS AFTER THE END OF ANY PERIOD OF 10
      CONSECUTIVE TRADING DAYS THAT THE CLOSING BID PRICE HAS EXCEEDED $_____, THE COMPANY SHALL HAVE THE RIGHT, UPON 15 DAYS ADVANCE WRITTEN NOTICE TO THE HOLDER, TO CAUSE THE HOLDER TO EXERCISE THE UNEXERCISED PORTION OF THIS WARRANT. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE COMPANY MAY ONLY EXERCISE ITS RIGHTS HEREUNDER IF EACH OF THE FOLLOWING SHALL BE
      TRUE: (I) THE COMPANY SHALL HAVE DULY HONORED ALL NOTICES OF EXERCISE TO OCCUR OR OCCURRING PRIOR TO THE DATE OF THE REDEMPTION, (II) THERE IS AN EFFECTIVE UNDERLYING SHARES REGISTRATION STATEMENT PURSUANT TO WHICH THE HOLDER IS PERMITTED TO UTILIZE THE PROSPECTUS THEREUNDER TO RESELL ALL OF THE WARRANT SHARES ISSUED TO THE HOLDER AND ALL OF THE WARRANT SHARES AS ARE ISSUABLE TO THE HOLDER UPON EXERCISE IN FULL OF THIS WARRANT (AND THE COMPANY BELIEVES, IN GOOD FAITH, THAT SUCH EFFECTIVENESS WILL CONTINUE UNINTERRUPTED FOR THE FORESEEABLE FUTURE), (III) THE COMMON STOCK IS LISTED FOR TRADING ON A PRINCIPAL MARKET (AND THE COMPANY BELIEVES, IN GOOD FAITH, THAT TRADING OF THE COMMON STOCK ON A PRINCIPAL MARKET WILL CONTINUE UNINTERRUPTED FOR THE FORESEEABLE FUTURE), (IV) ALL LIQUIDATED DAMAGES AND OTHER AMOUNTS OWING IN RESPECT OF THE WARRANT AND WARRANT SHARES SHALL HAVE BEEN PAID OR WILL, CONCURRENTLY WITH THE ISSUANCE OF THE WARRANT SHARES, BE PAID IN CASH; (V) THERE IS A SUFFICIENT NUMBER OF AUTHORIZED BUT UNISSUED AND OTHERWISE UNRESERVED SHARES OF COMMON STOCK FOR THE ISSUANCE OF ALL THE WARRANT SHARES AS ARE ISSUABLE TO THE HOLDER UPON EXERCISE IN FULL OF THIS WARRANT AND ALL OF THE UNDERLYING SHARES ISSUABLE PURSUANT TO THE DEBENTURES AND WARRANTS ISSUABLE PURSUANT TO
      SECTION 2.2(A)(II)(A-C) OF THE PURCHASE AGREEMENT; AND (VI) NO PUBLIC ANNOUNCEMENT OF A PENDING OR PROPOSED EVENT SUBJECT SECTION 12 HAS OCCURRED THAT HAS NOT BEEN CONSUMMATED. FURTHERMORE, SUBJECT TO THE TERMS AND CONDITIONS HEREIN, THE HOLDER SHALL HAVE THE RIGHT TO EXERCISE THIS WARRANT AT ANYTIME PRIOR TO THE DATE SUCH FORCED EXERCISE NOTICE IS DELIVERED OR SUCH FORCED EXERCISE OCCURS.]


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            4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

            5. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

            6. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant.

            7. Transfer, Division and Combination.

                  (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

                  (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
      Section 7.


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                  (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

            8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

            9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

            10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

            11. Adjustments of Exercise Price and Number of Warrant Shares.

                  (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.


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
                  (b) [ONLY INCLUDED IN INCENTIVE WARRANTS] ANTI-DILUTION PROVISIONS. DURING THE EXERCISE PERIOD, THE EXERCISE PRICE AND THE NUMBER OF WARRANT SHARES ISSUABLE HEREUNDER AND FOR WHICH THIS WARRANT IS THEN EXERCISABLE PURSUANT TO SECTION 1 HEREOF SHALL BE SUBJECT TO ADJUSTMENT FROM TIME TO TIME AS PROVIDED IN THIS SECTION 11(B). IN THE EVENT THAT ANY ADJUSTMENT OF THE EXERCISE PRICE AS REQUIRED HEREIN RESULTS IN A FRACTION OF A CENT, SUCH EXERCISE PRICE SHALL BE ROUNDED UP OR DOWN TO THE NEAREST CENT.

                  (I) ADJUSTMENT OF EXERCISE PRICE. IF AND WHENEVER THE COMPANY
            ISSUES OR SELLS, OR IN ACCORDANCE WITH SECTION 8(B) HEREOF IS DEEMED TO HAVE ISSUED OR SOLD, ANY SHARES OF COMMON STOCK FOR A CONSIDERATION PER SHARE OF LESS THAN THE THEN THE EXERCISE PRICE OR FOR NO CONSIDERATION (SUCH LOWER PRICE, THE "BASE SHARE PRICE" AND SUCH ISSUANCES COLLECTIVELY, A "DILUTIVE ISSUANCE"), THEN, THE EXERCISE PRICE SHALL BE REDUCED TO A PRICE DETERMINED BY DIVIDING
            (I) AN AMOUNT EQUAL TO THE SUM OF (A) THE TOTAL NUMBER OF SHARES OF COMMON STOCK OUTSTANDING IMMEDIATELY PRIOR TO SUCH ISSUANCE OR SALE MULTIPLIED BY THE EXERCISE PRICE THEN IN EFFECT, PLUS (B) THE CONSIDERATION, IF ANY, RECEIVED BY THE COMPANY UPON SUCH ISSUANCE OR SALE, BY (II) THE TOTAL NUMBER OF SHARES OF COMMON STOCK OUTSTANDING IMMEDIATELY AFTER SUCH ISSUANCE OR SALE, PROVIDED, THAT FOR PURPOSES HEREOF, ALL SHARES OF COMMON STOCK THAT ARE ISSUABLE UPON CONVERSION, EXERCISE OR EXCHANGE OF CAPITAL SHARE EQUIVALENTS SHALL BE DEEMED OUTSTANDING IMMEDIATELY AFTER THE ISSUANCE OF SUCH COMMON STOCK. SUCH ADJUSTMENT SHALL BE MADE WHENEVER SUCH SHARES OF COMMON STOCK OR CAPITAL SHARE EQUIVALENTS ARE ISSUED.

                  (II) EFFECT ON EXERCISE PRICE OF CERTAIN EVENTS. FOR PURPOSES
            OF DETERMINING THE ADJUSTED EXERCISE PRICE UNDER SECTION 11(B) HEREOF, THE FOLLOWING WILL BE APPLICABLE:

                              (A) ISSUANCE OF RIGHTS OR OPTIONS. IF THE COMPANY
                  IN ANY MANNER ISSUES OR GRANTS ANY WARRANTS, RIGHTS OR OPTIONS, WHETHER OR NOT IMMEDIATELY EXERCISABLE, TO SUBSCRIBE FOR OR TO PURCHASE COMMON STOCK OR OTHER SECURITIES EXERCISABLE, CONVERTIBLE INTO OR EXCHANGEABLE FOR COMMON STOCK ("CONVERTIBLE SECURITIES") (SUCH WARRANTS, RIGHTS AND OPTIONS TO PURCHASE COMMON STOCK OR CONVERTIBLE SECURITIES ARE HEREINAFTER REFERRED TO AS "OPTIONS") AND THE PRICE PER SHARE FOR WHICH COMMON STOCK IS ISSUABLE UPON THE EXERCISE OF SUCH OPTIONS IS LESS THAN THE EXERCISE PRICE ("BELOW BASE PRICE OPTIONS"), THEN THE MAXIMUM TOTAL NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF ALL SUCH BELOW BASE PRICE OPTIONS (ASSUMING FULL EXERCISE, CONVERSION OR EXCHANGE OF CONVERTIBLE SECURITIES, IF APPLICABLE) WILL, AS OF THE DATE OF THE ISSUANCE OR GRANT OF SUCH BELOW BASE PRICE OPTIONS, BE DEEMED TO BE OUTSTANDING AND TO HAVE BEEN ISSUED AND SOLD BY THE COMPANY FOR SUCH PRICE PER SHARE. FOR PURPOSES OF THE PRECEDING SENTENCE, THE "PRICE PER SHARE FOR WHICH COMMON STOCK IS ISSUABLE UPON THE EXERCISE OF SUCH BELOW BASE PRICE OPTIONS" IS DETERMINED BY DIVIDING

                  (I) THE TOTAL AMOUNT, IF ANY, RECEIVED OR RECEIVABLE BY THE COMPANY AS CONSIDERATION FOR THE ISSUANCE OR GRANTING OF ALL SUCH BELOW BASE PRICE OPTIONS, PLUS THE MINIMUM AGGREGATE AMOUNT OF ADDITIONAL CONSIDERATION, IF ANY, PAYABLE TO THE COMPANY UPON THE EXERCISE OF ALL SUCH BELOW BASE PRICE OPTIONS, PLUS, IN THE CASE OF CONVERTIBLE SECURITIES ISSUABLE UPON THE EXERCISE OF SUCH BELOW BASE PRICE OPTIONS, THE MINIMUM AGGREGATE AMOUNT OF ADDITIONAL CONSIDERATION PAYABLE UPON THE EXERCISE, CONVERSION OR EXCHANGE THEREOF AT THE TIME SUCH CONVERTIBLE SECURITIES FIRST BECOME EXERCISABLE, CONVERTIBLE OR EXCHANGEABLE, BY (II) THE MAXIMUM TOTAL NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF ALL SUCH BELOW BASE PRICE OPTIONS (ASSUMING FULL CONVERSION OF CONVERTIBLE SECURITIES, IF APPLICABLE). NO FURTHER ADJUSTMENT TO THE EXERCISE PRICE WILL BE MADE UPON THE ACTUAL ISSUANCE OF SUCH COMMON STOCK UPON THE EXERCISE OF SUCH BELOW BASE PRICE OPTIONS OR UPON THE EXERCISE, CONVERSION OR EXCHANGE OF CONVERTIBLE SECURITIES ISSUABLE UPON EXERCISE OF SUCH BELOW BASE PRICE OPTIONS.

                              (B) ISSUANCE OF CONVERTIBLE SECURITIES. IF THE
                  COMPANY IN ANY MANNER ISSUES OR SELLS ANY CONVERTIBLE SECURITIES, WHETHER OR NOT IMMEDIATELY CONVERTIBLE (OTHER THAN WHERE THE SAME ARE ISSUABLE UPON THE EXERCISE OF OPTIONS) AND THE PRICE PER SHARE FOR WHICH COMMON STOCK IS ISSUABLE UPON SUCH EXERCISE, CONVERSION OR EXCHANGE IS LESS THAN THE EXERCISE PRICE, THEN THE MAXIMUM TOTAL NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE, CONVERSION OR EXCHANGE OF ALL SUCH CONVERTIBLE SECURITIES WILL, AS OF THE DATE OF THE ISSUANCE OF SUCH CONVERTIBLE SECURITIES, BE DEEMED TO BE OUTSTANDING AND TO HAVE BEEN ISSUED AND SOLD BY THE COMPANY FOR SUCH PRICE PER SHARE. FOR THE PURPOSES OF THE PRECEDING SENTENCE, THE "PRICE PER SHARE FOR WHICH COMMON STOCK IS ISSUABLE UPON SUCH EXERCISE, CONVERSION OR EXCHANGE" IS DETERMINED BY DIVIDING (I) THE TOTAL AMOUNT, IF ANY, RECEIVED OR RECEIVABLE BY THE COMPANY AS CONSIDERATION FOR THE ISSUANCE OR SALE OF ALL SUCH CONVERTIBLE SECURITIES, PLUS THE MINIMUM AGGREGATE AMOUNT OF ADDITIONAL CONSIDERATION, IF ANY, PAYABLE TO THE COMPANY UPON THE EXERCISE, CONVERSION OR EXCHANGE THEREOF AT THE TIME SUCH CONVERTIBLE SECURITIES FIRST BECOME EXERCISABLE, CONVERTIBLE OR EXCHANGEABLE, BY (II) THE MAXIMUM TOTAL NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE, CONVERSION OR EXCHANGE OF ALL SUCH CONVERTIBLE SECURITIES. NO FURTHER ADJUSTMENT TO THE EXERCISE PRICE WILL BE MADE UPON THE ACTUAL ISSUANCE OF SUCH COMMON STOCK UPON EXERCISE, CONVERSION OR EXCHANGE OF SUCH CONVERTIBLE SECURITIES.

                              (C) CHANGE IN OPTION PRICE OR CONVERSION RATE. IF
                  THERE IS A CHANGE AT ANY TIME IN (I) THE AMOUNT OF ADDITIONAL CONSIDERATION PAYABLE TO THE COMPANY UPON THE EXERCISE OF ANY

                  OPTIONS; (II) THE AMOUNT OF ADDITIONAL CONSIDERATION, IF ANY, PAYABLE TO THE COMPANY UPON THE EXERCISE, CONVERSION OR EXCHANGE OF ANY CONVERTIBLE SECURITIES; OR (III) THE RATE AT WHICH ANY CONVERTIBLE SECURITIES ARE CONVERTIBLE INTO OR EXCHANGEABLE FOR COMMON STOCK (IN EACH SUCH CASE, OTHER THAN UNDER OR BY REASON OF PROVISIONS DESIGNED TO PROTECT AGAINST DILUTION), THE EXERCISE PRICE IN EFFECT AT THE TIME OF SUCH CHANGE WILL BE READJUSTED TO THE EXERCISE PRICE WHICH WOULD HAVE BEEN IN EFFECT AT SUCH TIME HAD SUCH OPTIONS OR CONVERTIBLE SECURITIES STILL OUTSTANDING PROVIDED FOR SUCH CHANGED ADDITIONAL CONSIDERATION OR CHANGED CONVERSION RATE, AS THE CASE MAY BE, AT THE TIME INITIALLY GRANTED, ISSUED OR SOLD.

                              (D) CALCULATION OF CONSIDERATION RECEIVED. IF ANY
                  COMMON STOCK, OPTIONS OR CONVERTIBLE SECURITIES ARE ISSUED, GRANTED OR SOLD FOR CASH, THE CONSIDERATION RECEIVED THEREFOR FOR PURPOSES OF THIS WARRANT WILL BE THE AMOUNT RECEIVED BY THE COMPANY THEREFOR, BEFORE DEDUCTION OF REASONABLE COMMISSIONS, UNDERWRITING DISCOUNTS OR ALLOWANCES OR OTHER REASONABLE EXPENSES PAID OR INCURRED BY THE COMPANY IN CONNECTION WITH SUCH ISSUANCE, GRANT OR SALE. IN CASE ANY COMMON STOCK, OPTIONS OR CONVERTIBLE SECURITIES ARE ISSUED OR SOLD FOR A CONSIDERATION PART OR ALL OF WHICH SHALL BE OTHER THAN CASH, THE AMOUNT OF THE CONSIDERATION OTHER THAN CASH RECEIVED BY THE COMPANY WILL BE THE FAIR MARKET VALUE OF SUCH CONSIDERATION, EXCEPT WHERE SUCH CONSIDERATION CONSISTS OF SECURITIES, IN WHICH CASE THE AMOUNT OF CONSIDERATION RECEIVED BY THE COMPANY WILL BE THE MARKET PRICE THEREOF AS OF THE DATE OF RECEIPT. IN CASE ANY COMMON STOCK, OPTIONS OR CONVERTIBLE SECURITIES ARE ISSUED IN CONNECTION WITH ANY MERGER OR CONSOLIDATION IN WHICH THE COMPANY IS THE SURVIVING CORPORATION, THE AMOUNT OF CONSIDERATION THEREFOR WILL BE DEEMED TO BE THE FAIR MARKET VALUE OF SUCH PORTION OF THE NET ASSETS AND BUSINESS OF THE NON-SURVIVING CORPORATION AS IS ATTRIBUTABLE TO SUCH COMMON STOCK, OPTIONS OR CONVERTIBLE SECURITIES, AS THE CASE MAY BE. THE FAIR MARKET VALUE OF ANY CONSIDERATION OTHER THAN CASH OR SECURITIES WILL BE DETERMINED IN GOOD FAITH BY AN INVESTMENT BANKER OR OTHER APPROPRIATE EXPERT OF NATIONAL REPUTATION SELECTED BY THE COMPANY AND REASONABLY ACCEPTABLE TO THE HOLDER HEREOF, WITH THE COSTS OF SUCH APPRAISAL TO BE BORNE BY THE COMPANY.

                              (E) EXCEPTIONS TO ADJUSTMENT OF EXERCISE PRICE. NO
                  ADJUSTMENT TO THE EXERCISE PRICE WILL BE MADE UPON THE GRANT OR EXERCISE OF ANY CONVERTIBLE SECURITIES WHICH MAY HEREAFTER BE GRANTED OR EXERCISED UNDER ANY EMPLOYEE BENEFIT PLAN OF THE COMPANY NOW EXISTING OR TO BE IMPLEMENTED IN THE FUTURE, SO LONG AS THE ISSUANCE OF SUCH CONVERTIBLE SECURITIES IS APPROVED BY A MAJORITY OF THE NON-EMPLOYEE MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY OR A

                  MAJORITY OF THE MEMBERS OF A COMMITTEE OF NON-EMPLOYEE DIRECTORS ESTABLISHED FOR SUCH PURPOSE.

                  (III) MINIMUM ADJUSTMENT OF EXERCISE PRICE. NO ADJUSTMENT OF
            THE EXERCISE PRICE SHALL BE MADE IN AN AMOUNT OF LESS THAN 1% OF THE EXERCISE PRICE IN EFFECT AT THE TIME SUCH ADJUSTMENT IS OTHERWISE REQUIRED TO BE MADE, BUT ANY SUCH LESSER ADJUSTMENT SHALL BE CARRIED FORWARD AND SHALL BE MADE AT THE TIME AND TOGETHER WITH THE NEXT SUBSEQUENT ADJUSTMENT WHICH, TOGETHER WITH ANY ADJUSTMENTS SO CARRIED FORWARD, SHALL AMOUNT TO NOT LESS THAN 1% OF SUCH EXERCISE PRICE.

            12. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, at their option, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event, or (b) only if the Company is not the surviving corporation and the Closing Bid Price immediately prior to such event is less than 110% of the Exercise Price, cash equal to the value of this Warrant as determined in accordance with the Black-Sholes option pricing formula which amount shall in no event exceed 150% of the product of the Exercise Price and the number of Warrant Shares issuable hereunder. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this
Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

            13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

            14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

            15. Notice of Corporate Action. If at any time:

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their

Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

            16. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

                  The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

            17. Miscellaneous.

                  (a) Jurisdiction. This Warrant shall constitute a contract under the laws of New York, without regard to its conflict of law, principles or rules.

                  (b) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                  (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

                  (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                  (h) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                  (i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                  (j) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                              ********************

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: February __, 2003

                                   VIRAGEN, INC.



                                   By:__________________________________________
                                      Name:
                                      Title:

                               NOTICE OF EXERCISE

To:   Viragen, Inc.


      (1) The undersigned hereby elects to purchase ________ Warrant Shares (the "Common Stock"), of Viragen, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

      (2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

            _________________________________

The Warrant Shares shall be delivered to the following:

            _________________________________

            _________________________________

            _________________________________




                                            [PURCHASER]


                                            By:_________________________________
                                               Name:
                                               Title:

                                            Dated:__________________________

                                 ASSIGNMENT FORM

                   (To assign the foregoing warrant, execute this form and supply required information.
                 Do not use this form to exercise the warrant.)

            FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is

__________________________________________________________________.



__________________________________________________________________

                                                 Dated:  ______________, _______


                          Holder's Signature:  __________________________

                          Holder's Address:    __________________________

                                               __________________________



Signature Guaranteed: ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                   NOTICE OF EXERCISE OF COMMON STOCK WARRANT
                    PURSUANT TO CASHLESS EXERCISE PROVISIONS

To: Viragen, Inc.

Aggregate Price of Warrant Before Exercise: $_______
Aggregate Price Being Exercised: $______
Exercise Price: $______ per share
Number of Shares of Common Stock to be Issued Under this Notice: ________ Remaining Aggregate Price (if any) After Issuance: $_______


Gentlemen:

      The undersigned, registered Holder of the Warrant delivered herewith, hereby irrevocably exercises such Warrant for, and purchases thereunder, shares of the Common Stock of Viragen, Inc., as provided below. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given in the Warrant. The portion of the Exercise Price (as defined in the Warrant) to be applied toward the purchase of Common Stock pursuant to this Notice of Exercise is $_______, thereby leaving a remaining Exercise Price (if any) equal to $________. Such exercise shall be pursuant to the cashless exercise provisions of Section 3 of the Warrant; therefore, Holder makes no payment with this Notice of Exercise. The number of shares to be issued pursuant to this exercise shall be determined by reference to the formula in Section 3 of the Warrant which, by reference to Section 3, requires the use of the high and low trading price of the Company's Common Stock on the Trading Day preceding the date of such election. The high and low trading price of the Company's Common Stock has been determined by Holder to be $______ and $_________, respectively, which figure is acceptable to Holder for calculations of the number of shares of Common Stock issuable pursuant to this Notice of Exercise. Holder requests that the certificates for the purchased shares of Common Stock be issued in the name of _________________________ and delivered to ____________________________________.
To the extent the foregoing exercise is for less than the full Aggregate Price of the Warrant, a replacement Warrant representing the remainder of the Aggregate Price (and otherwise of like form, tenor and effect) shall be delivered to Holder along with the share certificate evidencing the Common Stock issued in response to this Notice of Exercise.

                                            [Purchaser]


                                            By:_________________________________
                                               Name:
                                               Title:

                                            Dated:

                                      NOTE


  The execution to the foregoing Notice of Exercise must exactly correspond to the name of the Holder on the Warrant.